1st QUARTER 2022 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Quarter Ended March 31, 2022 -2- Overview Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of March 31, 2022, ROIC owned 89 shopping centers encompassing approximately 10.2 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely‑recognized non‑GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (rental revenue and other income), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions and extraordinary items. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs.

Table of Contents

Supplemental Disclosure
Quarter Ended March 31, 2022

Page

Financial Data

Balance Sheets 4
Income Statements 5
Funds From Operations 6
Summary of Debt Outstanding 7
Selected Financial Analysis 9

Portfolio Data

Property Portfolio 10
Same-Center Cash Net Operating Income Analysis 13
Top Ten Tenants 14
Lease Expiration Schedule 15
Leasing Summary 16
Same-Space Comparative Leasing Summary 17
Leased vs. Billed Summary 18

Investor Information 19

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Supplemental Disclosure Quarter Ended March 31, 2022 -4- Balance Sheets (unaudited, dollars in thousands, except par values and share amounts) 03/31/22 12/31/21 ASSETS: Real Estate Investments: Land $ 917,222 $ 915,861 Building and improvements 2,353,984 2,350,294 3,271,206 3,266,155 Less: accumulated depreciation 524,745 510,836 2,746,461 2,755,319 Mortgage note receivable 4,853 4,875 Real Estate Investments, net 2,751,314 2,760,194 Cash and cash equivalents 17,867 13,218 Restricted cash 2,486 2,145 Tenant and other receivables, net 54,729 55,787 Deposits 1,000 — Acquired lease intangible assets, net 49,805 50,139 Prepaid expenses 3,794 5,337 Deferred charges, net 24,544 25,017 Other assets 16,675 17,007 TOTAL ASSETS $ 2,922,214 $ 2,928,844 LIABILITIES: Term loan $ 298,980 $ 298,889 Credit facility 10,000 — Senior Notes 945,632 945,231 Mortgage notes payable 61,546 85,354 Acquired lease intangible liabilities, net 132,452 136,608 Accounts payable and accrued expenses 47,389 48,598 Tenants’ security deposits 7,368 7,231 Other liabilities 40,566 40,580 TOTAL LIABILITIES 1,543,933 1,562,491 EQUITY: Common stock, $0.0001 par value, 500,000,000 shares authorized 12 12 Additional paid-in capital 1,590,655 1,577,837 Dividends in excess of earnings (302,279) (297,801) Accumulated other comprehensive loss (1,095) (3,154) Total Retail Opportunity Investments Corp. stockholders’ equity 1,287,293 1,276,894 Non-controlling interests 90,988 89,459 TOTAL EQUITY 1,378,281 1,366,353 TOTAL LIABILITIES AND EQUITY $ 2,922,214 $ 2,928,844 The Company's Form 10-Q for the quarter ended March 31, 2022, and Form 10-K for the year ended December 31, 2021 should be read in conjunction with the above information.

Supplemental Disclosure Quarter Ended March 31, 2022 -5- Income Statements Three Months Ended 03/31/22 03/31/21 REVENUES: Rental revenue (1) $ 75,037 $ 68,904 Other income 1,436 283 TOTAL REVENUES 76,473 69,187 OPERATING EXPENSES: Property operating 12,091 10,559 Property taxes 8,520 8,606 Depreciation and amortization 23,762 23,040 General and administrative expenses 5,240 4,375 Other expense 179 153 TOTAL OPERATING EXPENSES 49,792 46,733 OPERATING INCOME 26,681 22,454 NON-OPERATING EXPENSES: Interest expense and other finance expenses (14,215) (14,480) NET INCOME 12,466 7,974 NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (825) (559) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. $ 11,641 $ 7,415 NET INCOME PER COMMON SHARE - BASIC AND DILUTED $ 0.09 $ 0.06 Weighted average common shares outstanding - basic 122,410 117,740 Weighted average common shares outstanding - diluted 131,439 126,874 (1) RENTAL REVENUE Base rents $ 53,633 $ 50,907 Recoveries from tenants 18,524 17,325 Straight-line rent 451 18 Amortization of above- and below-market rent 3,057 2,232 Bad debt (628) (1,578) TOTAL RENTAL REVENUE $ 75,037 $ 68,904 (unaudited, in thousands, except per share amounts) The Company’s Form 10-Q for the quarters ended March 31, 2022 and March 31, 2021 should be read in conjunction with the above information.

Supplemental Disclosure Quarter Ended March 31, 2022 -6- Funds From Operations (unaudited, in thousands, except per share amounts) Three Months Ended 03/31/22 03/31/21 Funds from Operations (FFO) (1): Net income attributable to ROIC common stockholders $ 11,641 $ 7,415 Plus: Depreciation and amortization expense 23,762 23,040 FUNDS FROM OPERATIONS - BASIC 35,403 30,455 Net income attributable to non-controlling interests 825 559 FUNDS FROM OPERATIONS - DILUTED $ 36,228 $ 31,014 FUNDS FROM OPERATIONS PER SHARE - BASIC $ 0.29 $ 0.26 FUNDS FROM OPERATIONS PER SHARE - DILUTED $ 0.28 $ 0.24 Weighted average common shares outstanding - basic 122,410 117,740 Weighted average common shares outstanding - diluted 131,439 126,874 Common dividends per share $ 0.13 $ 0.11 FFO Payout Ratio 46.4% 45.8 % Additional Disclosures: Non Cash Expense (Income) Straight line rent $ (451) $ (18) Above/below market rent amortization, net (3,057) (2,232) Non-cash interest expense (14) 73 Deferred financing costs and mortgage premiums, net 543 591 Stock based compensation 2,572 2,063 Capital Expenditures Tenant improvements $ 8,935 $ 3,336 Leasing commissions 439 355 Building improvements 34 132 Reimbursable property improvements 587 106 Pad and other development 3,878 2,551 Value enhancing tenant improvements 2,450 1,266 (1) Funds from operations (“FFO”, is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The above does not purport to disclose all items required under GAAP.

Summary of Debt Outstanding

Supplemental Disclosure
Quarter Ended March 31, 2022

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Fullerton Crossroads	$	26,000	4.73 %	3.82 %	4/6/2024	2.0 %
Diamond Hills Plaza		35,225	3.55 %	3.61 %	10/1/2025	2.7 %
Total Mortgage Debt		61,225	4.05 %	3.70 %	2.9 Years (WA)	4.7 %
Unsecured Senior Notes:						
Senior Notes Due 2023		250,000	5.00 %	5.21 %	12/15/2023	18.9 %
Senior Notes Due 2024		250,000	4.00 %	4.21 %	12/15/2024	18.9 %
Senior Notes Due 2026		200,000	3.95 %	3.95 %	9/22/2026	15.1 %
Senior Notes Due 2027		250,000	4.19 %	4.19 %	12/15/2027	18.9 %
Total Unsecured Senior Notes		950,000	4.30 %	4.41 %	3.6 Years (WA)	71.8 %
Term Loan:						
Interest rate swaps		100,000	3.59 %	3.59 %	8/31/2022	7.6 %
Interest rate swaps		200,000	2.74 %	2.74 %	8/31/2022	15.1 %
Total Term Loan		300,000	3.02 %	3.02 %		22.7 %
Total Fixed Rate Debt		**1,311,225**	**4.00 %**	**4.06 %**	**3.6 Years (WA)**	**99.2 %**
Variable Rate Debt						
Credit Facility		10,000	1.35 %	1.35 %	2/20/2024 (1)	0.80 %
Term Loan		300,000			1/20/2025	
Interest rate swaps - Term loan		(300,000)				
Total Variable Rate Debt		**10,000**	**1.35 %**	**1.35 %**	**2.8 Years (WA)**	**0.80 %**
TOTAL PRINCIPAL DEBT	**$**	**1,321,225**	**3.98 %**	**4.04 %**	**3.4 Years (WA)**	**100.0 %**
Net unamortized premiums on mortgages		450				
Net unamortized discounts on notes		(1,970)				
Net unamortized deferred financing charges (2)		(3,547)				
Total Debt	**$**	**1,316,158**				

(1) Does not include extension options available to ROIC.

(2) Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended March 31, 2022 -8- Summary of Debt Outstanding, continued (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility (1) Term Loan Unsecured Notes Payments Debt Maturing 2022 $ 494 $ — $ — $ — $ — $ 494 0.1% 2023 686 — — — 250,000 250,686 19.0% 2024 708 26,000 10,000 — 250,000 286,708 21.7% 2025 550 32,787 — 300,000 — 333,337 25.2% 2026 — — — — 200,000 200,000 15.1% 2027 — — — — 250,000 250,000 18.9 % Thereafter — — — — — — — % $ 2,438 $ 58,787 $ 10,000 $ 300,000 $ 950,000 $ 1,321,225 100.0 % Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 87 9,809,671 96.5 % Encumbered properties 2 359,290 3.5% 89 10,168,961 100.0 % Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,260,000 95.4 % Secured principal debt 61,225 4.6 % Total Principal Debt $ 1,321,225 100.0% (1) Does not include extension options available to ROIC.

Supplemental Disclosure
Quarter Ended March 31, 2022

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	03/31/22	12/31/21	09/30/21	06/30/21	03/31/21
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.6x	3.3x	3.3x	3.2x	3.2x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.5x	3.2x	3.3x	3.2x	3.1x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.4x	7.0x	6.6x	6.9x	7.3x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	6.8x	7.1x	6.6x	6.8x	7.2x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	45.2%	45.6%	46.1%	46.7%	47.4%
Total principal debt/undepreciated book value	38.3%	38.8%	39.4%	39.9%	40.7%
Secured principal debt/undepreciated book value	1.8%	2.5%	2.5%	2.5%	2.6%
Market capitalization calculations, at period end:					
Common shares outstanding	123,002	121,926	120,664	120,041	117,813
Operating partnership units (OP units) outstanding	8,694	8,542	8,542	8,542	8,867
Common stock price per share	$ 19.39	$ 19.60	$ 17.42	$ 17.66	$ 15.87
Total equity market capitalization	$ 2,553,590	$ 2,557,170	$ 2,250,772	$ 2,270,784	$ 2,010,409
Total principal debt	1,321,225	1,334,864	1,335,127	1,335,279	1,349,428
TOTAL MARKET CAPITALIZATION	$ 3,874,815	$ 3,892,034	$ 3,585,899	$ 3,606,063	$ 3,359,837
Unsecured Senior Notes Financial Covenants: [(1)]					
Total debt to total assets not to exceed 60%	40.4%	40.9%	41.5%	42.2%	43.0%
Total secured debt to total assets not to exceed 40%	1.9%	2.6%	2.6%	2.7%	2.7%
Total unencumbered assets to total unsecured debt not to be less than 150%	250.1%	246.1%	242.4%	238.7%	233.7%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.3x	3.2x	3.3x	3.2x	3.1x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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Supplemental Disclosure
Quarter Ended March 31, 2022

Property Portfolio

(dollars in thousands)

Metro Area		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0 %	$	2,006	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	96.2 %		2,475	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	98.5 %		3,029	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	93.5 %		1,921	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	95.9 %		1,417	Albertsons Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0 %		2,373	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	99.1 %		2,436	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	97.5 %		4,028	H-Mart Supermarket, Planet Fitness
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	97.3 %		2,630	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.2 %		13,564	Sprouts Market, Trader Joes, Kroger (Ralph's) Supermarket[2], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	91.6 %		1,995	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	97.2 %		2,401	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	90.5 %		2,586	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	92.9 %		4,248	Sprouts Market, Kroger (Ralph's) Supermarket [2], Rite Aid Pharmacy [2]
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	86.1 %		2,151	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	99.2 %		1,903	Albertsons Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	97.4 %		3,689	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,444	87.6 %		4,474	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	96.2 %		1,382	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	92.6 %		3,557	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,755**	**96.0 %**	**$**	**64,265**	
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0 %	$	888	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0 %		1,683	Albertsons (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	99.1 %		2,596	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0 %		1,985	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	73.5 %		1,438	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	100.0 %		2,642	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	100.0 %		2,014	Central Supermarket, Marshall's
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	98.2 %		2,854	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	473,131	97.9 %		12,057	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0 %		3,445	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	100.0 %		2,588	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	110,257	100.0 %		2,427	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0 %		690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	96.0 %		2,935	WinCo Foods, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	97.6 %		1,099	Grocery Outlet Supermarket, Dollar Tree
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0 %		1,076	Thriftway Supermarket
Summerwalk Village	*	Lacey	WA	12/13/19	60,343	100.0 %		929	Walmart Neighborhood Market
South Point Plaza		Everett	WA	11/10/21	189,960	97.2 %		2,235	Grocery Outlet Supermarket, Rite Aid Pharmacy, Hobby Lobby, Pep Boys
Olympia West Center		Olympia	WA	12/06/21	69,212	100.0 %		1,539	Trader Joe's, Petco
Seattle metro area total					**2,261,789**	**97.9 %**	**$**	**47,120**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
* Denotes properties in same center pool for 1Q 2022.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended March 31, 2022

Property Portfolio, continued

(dollars in thousands)

Metro Area		City	State	Date Acquired	Owned GLA	% Leased		ABR [(1)]	Major Tenants
Portland metro area									
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0 %	$	3,907	New Seasons Market
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0 %		1,924	Kroger (Fred Meyer) Supermarket [(2)]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0 %		1,979	Safeway Supermarket, U.S. Postal Service
Heritage Market Center	*	Vancouver	WA	09/23/10	108,054	100.0 %		1,962	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0 %		1,324	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0 %		1,445	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0 %		2,695	Albertsons Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0 %		1,137	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0 %		2,100	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	98.2 %		2,947	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	97.7 %		1,490	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0 %		1,619	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0 %		2,324	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0 %		833	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	118,122	100.0 %		2,115	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0 %		2,297	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	85.1 %		912	Grocery Outlet Supermarket
Portland metro area total					**1,752,042**	**99.2 %**	**$**	**33,010**	
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0 %	$	1,524	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	140,962	96.3 %		3,078	SaveMart (Lucky of CA) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	98.7 %		2,357	SaveMart (Lucky of CA) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0 %		2,596	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0 %		598	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	131,713	98.5 %		3,490	Grocery Outlet Supermarket, Dollar Tree, MedVet Silicon Valley
Granada Shopping Center	*	Livermore	CA	06/27/13	71,525	100.0 %		1,525	SaveMart (Lucky of CA) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	97.7 %		2,262	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0 %		2,770	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	91.0 %		1,636	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0 %		2,394	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	92.4 %		2,485	SaveMart (Lucky of CA) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,915	100.0 %		2,372	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	93.7 %		1,025	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,606	100.0 %		1,728	REI, Cost Plus World Market, DSW
Monta Loma Plaza	*	Mountain View	CA	09/19/17	49,694	100.0 %		1,604	Safeway Supermarket
Canyon Creek Plaza		San Jose	CA	09/01/21	64,662	97.4 %		2,128	New Seasons Market
San Francisco metro area total					**1,372,188**	**98.0 %**	**$**	**35,572**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
* Denotes properties in same center pool for 1Q 2022.

-11-

Supplemental Disclosure
Quarter Ended March 31, 2022

Property Portfolio, continued

(dollars in thousands)

Metro Area		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	98.9 %	$	2,375	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	98.2 %		1,915	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	91.8 %		2,708	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	112,080	100.0 %		2,222	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	122,636	97.9 %		1,915	AA Supermarket, Ross Dress For Less, AutoZone Mega Hub
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	90.9 %		4,180	Trader Joe's
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	99.0 %		2,496	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,785	98.9 %		3,623	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	96.3 %		3,001	Smart & Final Extra Supermarket
Orange Country metro area total					**1,092,946**	**96.8 %**	**$**	**24,435**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	183,787	88.6 %	$	3,363	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,069	94.2 %		2,572	CVS Pharmacy
Bay Plaza	*	San Diego	CA	10/05/12	73,324	95.8 %		2,080	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0 %		969	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0 %		3,524	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	133,914	92.2 %		3,127	Stater Brothers Supermarket, AMC Theatres
Palomar Village		Temecula	CA	10/12/21	125,130	95.9 %		2,025	Albertsons Supermarket, CVS Pharmacy
San Diego metro area total					**748,241**	**94.3 %**	**$**	**17,660**	

Metro Area Summary	Number of Centers	Owned GLA	% Leased		ABR [1]
Los Angeles	20	2,941,755	96.0 %	$	64,265
Seattle	19	2,261,789	97.9 %		47,120
Portland	17	1,752,042	99.2 %		33,010
San Francisco	17	1,372,188	98.0 %		35,572
Orange County	9	1,092,946	96.8 %		24,435
San Diego	7	748,241	94.3 %		17,660
TOTAL SHOPPING CENTER PORTFOLIO	**89**	**10,168,961**	**97.2 %**	**$**	**222,062**

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
* Denotes properties in same center pool for 1Q 2022.

-12-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended March 31, 2022 -13- Three Months Ended 03/31/22 03/31/21 $ Change % Change Number of shopping centers included in same-center analysis (1) 85 85 Same-center occupancy 97.2% 97.1% 0.1 % REVENUES: Base rents $ 51,227 $ 49,450 $ 1,777 3.6 % Percentage rent 189 182 7 3.8 % Recoveries from tenants 17,576 16,713 863 5.2 % Other property income 1,030 109 921 845.0 % Bad debt (566) (1,552) 986 (63.5) TOTAL REVENUES 69,456 64,902 4,554 7.0 % OPERATING EXPENSES: Property operating expenses 11,756 10,464 1,292 12.3 % Property taxes 8,206 8,409 (203) (2.4) % TOTAL OPERATING EXPENSES 19,962 18,873 1,089 5.8 % SAME-CENTER CASH NET OPERATING INCOME $ 49,494 $ 46,029 $ 3,465 7.5 % SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION GAAP Operating Income $ 26,681 $ 22,454 Depreciation and amortization 23,762 23,040 General and administrative expenses 5,240 4,375 Other expense 179 153 Straight-line rent (451) (18) Amortization of above- and below-market rent (3,057) (2,232) Property revenues and other expenses (2) (324) (129) TOTAL COMPANY CASH NET OPERATING INCOME 52,030 47,643 Non Same-Center Cash NOI (2,536) (1,614) SAME-CENTER CASH NET OPERATING INCOME $ 49,494 $ 46,029 Same-Center Cash Net Operating Income Analysis (unaudited, dollars in thousands) (1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period. (2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

Supplemental Disclosure Quarter Ended March 31, 2022 -14- Top Ten Tenants (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertsons / Safeway Supermarkets 19 948,195 9.6% $ 12,195 5.5% 2 Kroger Supermarkets 11 488,735 4.9% 7,538 3.4% 3 Rite Aid Pharmacy 14 263,390 2.7% 3,413 1.5% 4 Trader Joe’s 9 109,307 1.1% 3,166 1.4% 5 JP Morgan Chase 20 90,913 0.9% 3,029 1.4% 6 Grocery Outlet Supermarkets 10 225,004 2.3% 3,027 1.4% 7 SaveMart Supermarkets 4 187,639 1.9% 2,995 1.3% 8 Marshall’s / TJMaxx 6 178,195 1.8% 2,840 1.3% 9 Sprouts Markets 4 159,163 1.6% 2,747 1.2% 10 H-Mart Supermarkets 3 147,040 1.5% 2,521 1.1 % Top 10 Tenants Total 100 2,797,581 28.3% $ 43,471 19.5 % Other Tenants 1,857 7,078,879 71.7% 178,591 80.5 % Total Portfolio 1,957 9,876,460 100.0% $ 222,062 100.0%

Supplemental Disclosure
Quarter Ended March 31, 2022

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants (1)

	Number of Leases Expiring (2)	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2022	2	71,250	0.7 %	$ 1,392	0.6 %	$ 19.54
2023	25	723,122	7.3 %	12,031	5.4 %	16.64
2024	16	535,287	5.4 %	8,867	4.0 %	16.57
2025	23	753,966	7.6 %	10,466	4.7 %	13.88
2026	23	737,297	7.5 %	9,696	4.4 %	13.15
2027	13	411,456	4.2 %	4,218	1.9 %	10.25
2028	17	626,813	6.3 %	11,087	5.0 %	17.69
2029	12	438,785	4.4 %	6,988	3.1 %	15.93
2030	6	226,514	2.3 %	3,431	1.5 %	15.15
2031	9	276,035	2.8 %	4,963	2.2 %	17.98
2032+	19	747,689	7.6 %	10,700	4.8 %	14.31
	165	5,548,214	56.1 %	$ 83,839	37.6 %	$ 15.11

Non-Anchor Tenants

	Number of Leases Expiring (2)	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2022	218	362,488	3.7 %	$ 12,118	5.5 %	$ 33.43
2023	296	637,619	6.5 %	20,485	9.2 %	32.13
2024	279	632,712	6.4 %	19,897	9.0 %	31.45
2025	254	601,738	6.1 %	18,842	8.5 %	31.31
2026	261	611,315	6.2 %	19,776	8.9 %	32.35
2027	185	490,655	5.0 %	14,585	6.6 %	29.73
2028	60	178,113	1.8 %	6,467	2.9 %	36.31
2029	52	159,931	1.6 %	5,229	2.4 %	32.69
2030	42	120,622	1.2 %	4,601	2.1 %	38.14
2031	58	202,128	2.0 %	6,121	2.8 %	30.28
2032+	87	330,925	3.4 %	10,102	4.5 %	30.53
	1,792	4,328,246	43.9 %	$ 138,223	62.4 %	$ 31.94

All Tenants

	Number of Leases Expiring (2)	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2022	220	433,738	4.4 %	$ 13,510	6.1 %	$ 31.15
2023	321	1,360,741	13.8 %	32,516	14.6 %	23.90
2024	295	1,167,999	11.8 %	28,764	13.0 %	24.63
2025	277	1,355,704	13.7 %	29,308	13.2 %	21.62
2026	284	1,348,612	13.7 %	29,472	13.3 %	21.85
2027	198	902,111	9.2 %	18,803	8.5 %	20.84
2028	77	804,926	8.1 %	17,554	7.9 %	21.81
2029	64	598,716	6.0 %	12,217	5.5 %	20.40
2030	48	347,136	3.5 %	8,032	3.6 %	23.14
2031	67	478,163	4.8 %	11,084	5.0 %	23.18
2032+	106	1,078,614	11.0 %	20,802	9.3 %	19.28
	1,957	9,876,460	100.0 %	$ 222,062	100.0 %	$ 22.48

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

-15-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended March 31, 2022 -16- Leasing Summary For the Three Months Ended March 31, 2022 New Leases Non-Anchor Anchor Total Number of Leases 39 — 39 Gross Leasable Area (sq. ft.) 94,164 — 94,164 Initial Base Rent ($/sq. ft.) (1) $ 28.17 $ — $ 28.17 Tenant Improvements ($/sq. ft.) $ 0.05 $ — $ 0.05 Leasing Commissions ($/sq. ft.) $ 1.54 $ — $ 1.54 Weighted Average Lease Term (Yrs.) (2) 7.0 — 7.0 Renewals Non-Anchor Anchor Total Number of Leases 61 5 66 Gross Leasable Area (sq. ft.) 122,169 200,306 322,475 Initial Base Rent ($/sq. ft.) (1) $ 37.04 $ 12.19 $ 21.61 Tenant Improvements ($/sq. ft.) $ 0.04 $ — $ 0.02 Leasing Commissions ($/sq. ft.) $ — $ — $ — Weighted Average Lease Term (Yrs.) (2) 5.2 7.3 6.5 Total Non-Anchor Anchor Total Number of Leases 100 5 105 Gross Leasable Area (sq. ft.) 216,333 200,306 416,639 Initial Base Rent ($/sq. ft.) (1) $ 33.18 $ 12.19 $ 23.09 Tenant Improvements ($/sq. ft.) $ 0.05 $ — $ 0.02 Leasing Commissions ($/sq. ft.) $ 0.67 $ — $ 0.35 Weighted Average Lease Term (Yrs.) (2) 6.0 7.3 6.6 (1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized. (2) Does not assume exercise of renewal options.

Supplemental Disclosure
Quarter Ended March 31, 2022

Same-Space Comparative Leasing Summary

For the Three Months Ended March 31, 2022

New Leases	Non-Anchor	Anchor	Total
Comparative # of Leases	23	—	23
Comparative GLA (sq. ft.) (1)	56,965	—	56,965
Prior Base Rent ($/sq. ft.) (2)	$ 26.80	$ —	$ 26.80
Initial Base Rent ($/sq. ft.)	$ 31.03	$ —	$ 31.03
Percentage Change in Base Rents	15.8 %	— %	15.8 %
Tenant Improvements ($/sq. ft.)	$ 0.09	$ —	$ 0.09
Leasing Commissions ($/sq. ft.)	$ 1.39	$ —	$ 1.39
Weighted Average Lease Term (Yrs.) (3)	8.0	—	8.0

Renewals	Non-Anchor	Anchor	Total
Comparative # of Leases	61	5	66
Comparative GLA (sq. ft.)	122,169	200,306	322,475
Prior Base Rent ($/sq. ft.) (2)	$ 34.52	$ 11.38	$ 20.14
Initial Base Rent ($/sq. ft.)	$ 37.04	$ 12.19	$ 21.61
Percentage Change in Base Rents	7.3 %	7.2 %	7.3 %
Tenant Improvements ($/sq. ft.)	$ 0.04	$ —	$ 0.02
Leasing Commissions ($/sq. ft.)	$ —	$ —	$ —
Weighted Average Lease Term (Yrs.) (3)	5.2	7.3	6.5

Total	Non-Anchor	Anchor	Total
Comparative # of Leases	84	5	89
Comparative GLA (sq. ft.) (1)	179,134	200,306	379,440
Prior Base Rent ($/sq. ft.) (2)	$ 32.06	$ 11.38	$ 21.14
Initial Base Rent ($/sq. ft.)	$ 35.13	$ 12.19	$ 23.02
Percentage Change in Base Rents	9.6 %	7.2 %	8.9 %
Tenant Improvements ($/sq. ft.)	$ 0.06	$ —	$ 0.03
Leasing Commissions ($/sq. ft.)	$ 0.44	$ —	$ 0.21
Weighted Average Lease Term (Yrs.) (3)	6.1	7.3	6.7

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.
(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.
(3) Does not assume exercise of renewal options.

-17-

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Quarter Ended March 31, 2022 -18- Leased vs. Billed Summary (dollars in thousands) 03/31/22 12/31/21 09/30/21 06/30/21 % leased at beginning of quarter 97.5% 97.4% 96.9% 96.9% % billed at beginning of quarter 92.8% 92.8% 92.4% 92.8 % ABR of new leases signed/not yet commenced - at beginning of quarter $ 10,601 $ 10,075 $ 10,420 $ 9,554 less: ABR of new leases commenced during quarter (2,019) (1,998) (1,890) (1,928) plus: ABR of new leases signed during quarter 1,021 2,524 1,545 2,794 ABR of new leases signed/not yet commenced - at end of quarter $ 9,603 $ 10,601 $ 10,075 $ 10,420 % leased at end of quarter 97.2% 97.5% 97.4% 96.9% % billed at end of quarter 92.6% 92.8% 92.8% 92.4 % ABR of new leases commenced during quarter - actual cash received $ 380 $ 297 $ 298 $ 305

Supplemental Disclosure Quarter Ended March 31, 2022 -19- Investor Information Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Nicolette O'Leary Syed Hussaini NASDAQ: ROIC noleary@roireit.net Computershare 11250 El Camino Real, Suite 200 858.255.4913 syed.hussaini@computershare.com San Diego, CA 92130 Equity Research Coverage Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Green Street Vince Tibone 949.640.8780 Paulina Rojas Schmidt 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Wells Fargo Tamara Fique 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. William Kuo 609.658.7945 Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508